Fees Summary	Oct. 28, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 6,835.65
Total Fee Amount	6,835.65
Total Transaction Valuation	49,497,802.61
Total Offset Amount	0
Net Fee	$ 0